UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2007

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102-5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 403-5000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 12, 2007, Michael E. Haylon resigned as Chief Financial Officer and Chief Accounting Officer of The Phoenix Companies, Inc. (the “Company”), to be effective as of November 23, 2007.

(c) (i) On November 12, 2007, the Executive Committee of the Company’s Board of Directors appointed Peter A. Hofmann, CFA, as the Company’s Chief Financial Officer and Senior Executive Vice President, to be effective as of November 23, 2007. Mr. Hofmann, 48, joined the Company in 2001 to establish the Company’s investor relations program and to prepare the Company for its demutualization and initial public offering. In January 2004 he was promoted to Senior Vice President of the Company, in charge of its strategic planning, rating agency and investor relations. Mr. Hofmann served in that capacity until February 2007, when he was promoted to Executive Vice President, responsible for strategic planning, investor relations and rating agency relations. He will assume the role of Chief Financial Officer in addition to his current duties.

Effective as of November 16, 2007, Mr. Hofmann was granted an annual base salary of $425,000. Mr. Hofmann is also eligible to receive annual incentive payments pursuant to the Company’s Annual Incentive Plan for Executive Officers (incorporated herein by reference to Exhibit C to the Company’s Proxy Statement filed March 21, 2005 and referred to herein as the “Annual Incentive Plan”). Effective as of November 16, 2007, Mr. Hofmann’s annual incentive target under the Annual Incentive Plan was set at 100% of Mr. Hofmann’s annual base salary. All annual payments paid pursuant to the Annual Incentive Plan are based on specified performance criteria as provided in the Annual Incentive Plan. Further, Mr. Hofmann is eligible to receive restricted stock units of the Company’s common stock pursuant to the Company’s 2003 Restricted Stock, Restricted Stock Unit and Long-Term Incentive Plan (incorporated herein by reference to Exhibit B to the Company’s Proxy Statement filed March 21, 2003 and referred to herein as the “Long-Term Incentive Plan”). Effective as of November 16, 2007, Mr. Hofmann’s long-term incentive target for the 2007–2009 cycle pursuant to the Long-Term Incentive Plan was set at 100% of Mr. Hofmann’s annual base salary. Restricted stock units of the Company’s common stock received pursuant to the Long-Term Incentive Plan are generally earned at the end of designated three-year performance cycles upon the achievement of designated performance measures. Such grants of restricted stock units are also governed by the terms and provisions of the Form of Phoenix Long-Term Incentive Cycle related to the Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.23 to the Company’s Quarterly Report on Form 10-Q filed May 9, 2007 and referred to herein as the “Form of Phoenix Long-Term Incentive Cycle”). Effective as of November 13, 2007, Mr. Hofmann was also awarded restricted stock units vesting in three years and valued at $425,000, governed by the terms and provisions of the Form of Restricted Stock Units Agreement for Cliff Vested Grants (incorporated herein by reference to Exhibit 10.21 to the Company’s Annual Report on Form 10-K filed March 1, 2007).

Prior to his recent appointment, Mr. Hofmann had entered into a Change in Control Agreement with the Company (the form of which is incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed September 28, 2005 and is referred to herein as the “Form of Change in Control Agreement”). Effective January 1, 2008, Mr. Hofmann will receive a Change in Control Agreement that increases his severance multiple from 2.0 to 2.5 and includes gross up provisions (the form of which is incorporated herein by reference to Exhibit 10.29 to the Company’s Quarterly Report on Form 10-Q filed November 1, 2007). Mr. Hofmann also remains a participant in the Company’s Nonqualified Supplemental Executive Retirement Plan, as amended and restated (incorporated herein by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed February 1, 2007 and referred to herein as the “Nonqualified Supplemental Executive Retirement Plan”), the Company’s Non-Qualified Deferred Compensation and Excess Investment Plan, as amended and restated (incorporated herein by reference to Exhibit 10.8 to the Company’s Annual Report on Form 10-K filed March 11, 2005 and referred to herein as the “Non-Qualified Deferred Compensation and Excess Investment Plan”) and the Company’s Executive Severance Allowance Plan, as amended (incorporated herein by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K filed March 11, 2005 and referred to herein as the “Executive Severance Allowance Plan”).

(ii) On November 12, 2007, the Executive Committee of the Company’s Board of Directors appointed David R. Pellerin, CPA, as the Company’s Chief Accounting Officer and Senior Vice President, to be effective as of November 23, 2007. Mr. Pellerin, age 48, joined the Company in 1983 and has served in several senior financial roles, including Vice President, Corporate Finance of the Company and Vice President and Chief Financial Officer of American Phoenix Corporation, which was formerly a wholly-owned property casualty brokerage subsidiary of the Company. For several years, Mr. Pellerin managed the runoff of the Company’s discontinued group accident, health reinsurance and international operations. In February 2007, he was promoted to Chief Financial

Officer of the Company’s asset management business and Senior Vice President of the Company.

Effective as of November 16, 2007, Mr. Pellerin was granted an annual base salary of $300,000. Mr. Pellerin is also eligible to receive annual incentive payments pursuant to the Annual Incentive Plan. Effective as of November 16, 2007, Mr. Pellerin’s annual incentive target under the Annual Incentive Plan was set at 60% of Mr. Pellerin’s annual base salary. For the 2007 annual incentive performance cycle, Mr. Pellerin is guaranteed an amount of not less than $117,000. All annual payments paid pursuant to the Annual Incentive Plan are based on specified performance criteria as provided in the Annual Incentive Plan. Further, Mr. Pellerin is eligible to receive restricted stock units of the Company’s common stock pursuant to the Long-Term Incentive Plan. Effective as of November 16, 2007, Mr. Pellerin’s long-term incentive target for the 2007–2009 cycle pursuant to the Long-Term Incentive Plan was set at 60% of Mr. Pellerin’s annual base salary. Restricted stock units of the Company’s common stock received pursuant to the Long-Term Incentive Plan are generally earned at the end of designated three-year performance cycles upon the achievement of designated performance measures. Such grants of restricted stock units are also governed by the terms and provisions of the Form of Phoenix Long-Term Incentive Cycle. Effective as of November 13, 2007, Mr. Pellerin was also awarded a transition incentive award of $75,000, which will be paid on March 15, 2008 if Mr. Pellerin achieves certain established performance objectives.

Prior to his recent appointment, Mr. Pellerin had entered into a Change in Control Agreement with the Company in the form of the Form of Change in Control Agreement. Effective January 1, 2008, Mr. Pellerin will receive a Change in Control Agreement that includes a severance multiple of 2.0 with no gross up (the form of which is incorporated herein by reference to Exhibit 10.30 to the Company’s Quarterly Report on Form 10-Q filed November 1, 2007). Mr. Pellerin also remains a participant in the Nonqualified Supplemental Executive Retirement Plan, the Non-Qualified Deferred Compensation and Excess Investment Plan and the Executive Severance Allowance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: November 14, 2007	By:	/s/ Tracy L. Rich
	Name:	Tracy L. Rich
	Title:	Executive Vice President, General Counsel and Secretary